Exhibit 4.2C

FIFTH SUPPLEMENTAL INDENTURE
(Senior Notes due 2020)

THIS FIFTH SUPPLEMENTAL INDENTURE (this “Fifth Supplemental Indenture”) is dated as of July 2, 2012, among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Issuer”), each of the SUBSIDIARY GUARANTORS listed on Schedule I hereto (collectively, the “Subsidiary Guarantors”), OHI Asset HUD SF, LLC, OHI Asset (IN) Greensburg, LLC, OHI Asset (IN) Indianapolis, LLC, OHI Asset (IN) Wabash, LLC and OHI Asset (IN) Westfield, LLC, each a Delaware limited liability company (the “New Subsidiaries”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuer and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of February 9, 2010 (as supplemented by that First Supplemental Indenture, dated June 23, 2010, that Second Supplemental Indenture, dated as of September 2, 2010, that Third Supplemental Indenture, dated as of January 13, 2011, and that Fourth Supplemental Indenture, dated as of June 10, 2011, the “Indenture”), providing for the issuance of the Issuer’s 7-1/2% Senior Notes due 2020 (the “Notes”);

WHEREAS, Section 9.01 of the Indenture authorizes the Issuer, the Subsidiary Guarantors and the Trustee, together, to amend or supplement the Indenture, without notice to or consent of any Holder of the Notes, for the purpose of making any change that would not materially adversely affect the rights of any Holder of the Notes;

WHEREAS, the Issuer has recently created the New Subsidiaries, which are required to become Subsidiary Guarantors pursuant to Section 4.14 of the Indenture;

WHEREAS, in Section 1.01 of the Indenture, the term “Subsidiary Guarantors” is defined to include all Persons that become a Subsidiary Guarantor by the terms of the Indenture after the Closing Date; and

WHEREAS, Section 10.01 of the Indenture provides that each Subsidiary Guarantor shall be a guarantor of the Issuer’s obligations under the Notes, subject to the terms and conditions described in the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Subsidiary Guarantors, the New Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.
AMENDMENT TO GUARANTEE.  The New Subsidiaries hereby agree, jointly and severally with all other Subsidiary Guarantors, to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in the Indenture, and to be bound by, and to receive the benefit of, all other applicable provisions of the Indenture as Subsidiary Guarantors.  Such guarantee shall be evidenced by the New Subsidiaries’ execution of Subsidiary Guarantees, the form of which is attached as Exhibit E to the Indenture, and shall be effective as of the date hereof.

3.
NO RECOURSE AGAINST OTHERS.  No past, present or future director, officer, employee, partner, affiliate, beneficiary or stockholder of the New Subsidiaries, as such, shall have any liability for any obligations of the Issuer or any Subsidiary Guarantor under the Notes, any Guarantees, the Indenture or this Fifth Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of the Notes, by accepting and holding a Note, waives and releases all such liability.  Such waiver and release are part of the consideration for the issuance of the Notes.

4.	NEW YORK LAW TO GOVERN. The laws of the State of New York shall govern and be used to construe this Fifth Supplemental Indenture.

5.	COUNTERPARTS. The parties may sign any number of copies of this Fifth Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

6.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7.
THE TRUSTEE.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fifth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer, the Subsidiary Guarantors and the New Subsidiaries.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

OMEGA HEALTHCARE INVESTORS, INC.

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

On behalf of each Subsidiary Guarantor, its sole member, general partner or trustee, named on the attached Schedule I

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

On behalf of each of the New Subsidiaries, its sole member

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Paul L. Henderson
Name: Paul L. Henderson Title: Assistant Vice President

Schedule I

SUBSIDIARY GUARANTORS

Arizona Lessor - Infinia, Inc.
Baldwin Health Center, Inc.
Bayside Alabama Healthcare Second, Inc.
Bayside Arizona Healthcare Associates, Inc.
Bayside Arizona Healthcare Second, Inc.
Bayside Colorado Healthcare Associates, Inc.
Bayside Colorado Healthcare Second, Inc.
Bayside Indiana Healthcare Associates, Inc.
Bayside Street II, Inc.
Bayside Street, Inc.
Canton Health Care Land, Inc.
Carnegie Gardens LLC
Center Healthcare Associates, Inc.
Cherry Street - Skilled Nursing, Inc.
Colonial Gardens, LLC
Colorado Lessor - Conifer, Inc.
Copley Health Center, Inc.
CSE Anchorage LLC
CSE Blountville LLC
CSE Bolivar LLC
CSE Camden LLC
CSE Centennial Village
CSE Corpus North LLC
CSE Crane LLC
CSE Denver Iliff LLC
CSE Fairhaven LLC
CSE Huntingdon LLC
CSE Jacinto City LLC
CSE Jefferson City LLC
CSE Kerrville LLC
CSE Marianna Holdings LLC
CSE Memphis LLC
CSE Pennsylvania Holdings
CSE Ripley LLC
CSE Ripon LLC
CSE Spring Branch LLC
CSE Texarkana LLC
CSE The Village LLC
CSE West Point LLC
CSE Whitehouse LLC
CSE Williamsport LLC

Dallas - Skilled Nursing, Inc.
Delta Investors I, LLC
Delta Investors II, LLC
Desert Lane, LLC
Dixon Health Care Center, Inc.
Florida Lessor - Crystal Springs, Inc.
Florida Lessor - Emerald, Inc.
Florida Lessor - Lakeland, Inc.
Florida Lessor - Meadowview, Inc.
Florida Real Estate Company, LLC
Georgia Lessor - Bonterra/Parkview, Inc.
Greenbough, LLC
Hanover House, Inc.
Heritage Texarkana Healthcare Associates, Inc.
House of Hanover, Ltd.
Hutton I Land, Inc.
Hutton II Land, Inc.
Hutton III Land, Inc.
Indiana Lessor - Jeffersonville, Inc.
Indiana Lessor - Wellington Manor, Inc.
Jefferson Clark, Inc.
LAD I Real Estate Company, LLC
Lake Park - Skilled Nursing, Inc.
Leatherman 90-1, Inc.
Leatherman Partnership 89-1, Inc.
Leatherman Partnership 89-2, Inc.
Long Term Care - Michigan, Inc.
Long Term Care - North Carolina, Inc.
Long Term Care Associates - Illinois, Inc.
Long Term Care Associates - Indiana, Inc.
Long Term Care Associates - Texas, Inc.
Meridian Arms Land, Inc.
North Las Vegas LLC
NRS Ventures, L.L.C.
OHI (Connecticut), Inc.
OHI (Florida), Inc.
OHI (Illinois), Inc.
OHI (Indiana), Inc.
OHI (Iowa), Inc.
OHI (Kansas), Inc.
OHI Asset (CA), LLC
OHI Asset (CT) Lender, LLC
OHI Asset (FL), LLC
OHI Asset (ID), LLC
OHI Asset (IN), LLC
OHI Asset (LA), LLC

OHI Asset (MI), LLC
OHI Asset (MI/NC), LLC
OHI Asset (MO), LLC
OHI Asset (OH) Lender, LLC
OHI Asset (OH) New Philadelphia, LLC
OHI Asset (OH), LLC
OHI Asset (PA) Trust
OHI Asset (PA), LLC
OHI Asset (SMS) Lender, Inc.
OHI Asset (TX), LLC
OHI Asset CSE-E, LLC
OHI Asset CSE-U, LLC
OHI Asset Essex (OH), LLC
OHI Asset II (CA), LLC
OHI Asset II (PA) Trust
OHI Asset III (PA) Trust
OHI Asset, LLC
OHI of Kentucky, Inc.
OHI of Texas, Inc.
OHI Sunshine, Inc.
OHIMA, Inc.
Omega (Kansas), Inc.
Omega TRS I, Inc.
Orange Village Care Center, Inc.
OS Leasing Company
Panama City Nursing Center LLC
Parkview - Skilled Nursing, Inc.
Pavillion North Partners, Inc.
Pavillion North, LLP
Pavillion Nursing Center North, Inc.
Pine Texarkana Healthcare Associates, Inc.
Reunion Texarkana Healthcare Associates, Inc.
San Augustine Healthcare Associates, Inc.
Skilled Nursing - Gaston, Inc.
Skilled Nursing - Herrin, Inc.
Skilled Nursing - Hicksville, Inc.
Skilled Nursing - Paris, Inc.
Skyler Maitland LLC
South Athens Healthcare Associates, Inc.
St. Mary’s Properties, Inc.
Sterling Acquisition Corp.
Sterling Acquisition Corp. II
Suwanee, LLC
Texas Lessor - Stonegate GP, Inc.
Texas Lessor - Stonegate Limited, Inc.
Texas Lessor - Stonegate, L.P.

Texas Lessor - Treemont, Inc.
The Suburban Pavilion, Inc.
Washington Lessor - Silverdale, Inc.
Waxahachie Healthcare Associates, Inc.
West Athens Healthcare Associates, Inc.
Wilcare, LLC
OHI Asset (CO), LLC
OHI Asset (IL), LLC
OHI Asset IV (PA) Silver Lake Trust
OHI Asset II (FL), LLC
CSE Albany LLC
CSE Amarillo LLC
CSE Arden L.P.
CSE Augusta LLC
CSE Bedford LLC
CSE Cambridge LLC
CSE Cambridge Realty LLC
CSE Canton LLC
CSE Cedar Rapids LLC
CSE Chelmsford LLC
CSE Chesterton LLC
CSE Claremont LLC
CSE Denver LLC
CSE Douglas LLC
CSE Dumas LLC
CSE Elkton LLC
CSE Elkton Realty LLC
CSE Fort Wayne LLC
CSE Frankston LLC
CSE Georgetown LLC
CSE Green Bay LLC
CSE Hilliard LLC
CSE Huntsville LLC
CSE Indianapolis-Continental LLC
CSE Indianapolis-Greenbriar LLC
CSE Jefferson-Hillcrest Center LLC
CSE Jefferson-Jennings House LLC
CSE King L.P.
CSE Kingsport LLC
CSE Knightdale L.P.
CSE Lake City LLC
CSE Lake Worth LLC
CSE Lakewood LLC
CSE Las Vegas LLC
CSE Lawrenceburg LLC
CSE Lenoir L.P.

CSE Lexington Park LLC
CSE Lexington Park Realty LLC
CSE Ligonier LLC
CSE Live Oak LLC
CSE Logansport LLC
CSE Lowell LLC
CSE Mobile LLC
CSE Moore LLC
CSE North Carolina Holdings I LLC
CSE North Carolina Holdings II LLC
CSE Omro LLC
CSE Orange Park LLC
CSE Orlando-Pinar Terrace Manor LLC
CSE Orlando-Terra Vista Rehab LLC
CSE Piggott LLC
CSE Pilot Point LLC
CSE Ponca City LLC
CSE Port St. Lucie LLC
CSE Richmond LLC
CSE Safford LLC
CSE Salina LLC
CSE Seminole LLC
CSE Shawnee LLC
CSE Stillwater LLC
CSE Taylorsville LLC
CSE Texas City LLC
CSE Upland LLC
CSE Walnut Cove L.P.
CSE Winter Haven LLC
CSE Woodfin L.P.
CSE Yorktown LLC
CSE Casablanca Holdings LLC
CSE Casablanca Holdings II LLC
OHI Asset CSB LLC
OHI Asset (FL) Lender, LLC
OHI Asset HUD WO, LLC
OHI Asset (MD), LLC

SIXTH SUPPLEMENTAL INDENTURE
(Senior Notes due 2020)

THIS SIXTH SUPPLEMENTAL INDENTURE (this “Sixth Supplemental Indenture”) is dated as of August 9, 2012, among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Issuer”), each of the SUBSIDIARY GUARANTORS listed on Schedule I hereto (collectively, the “Subsidiary Guarantors”), each of the companies listed on Schedule II hereto (collectively, the “New Subsidiaries”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuer and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of February 9, 2010 (as supplemented by that First Supplemental Indenture, dated June 23, 2010, that Second Supplemental Indenture, dated as of September 2, 2010, that Third Supplemental Indenture, dated as of January 13, 2011, that Fourth Supplemental Indenture, dated as of June 10, 2011, and that Fifth Supplemental Indenture, dated as of July 2, 2012, the “Indenture”), providing for the issuance of the Issuer’s 7-1/2% Senior Notes due 2020 (the “Notes”);

WHEREAS, Section 9.01 of the Indenture authorizes the Issuer, the Subsidiary Guarantors and the Trustee, together, to amend or supplement the Indenture, without notice to or consent of any Holder of the Notes, for the purpose of making any change that would not materially adversely affect the rights of any Holder of the Notes;

WHEREAS, the Issuer has re-designated the New Subsidiaries (formerly Unrestricted Subsidiaries) as Restricted Subsidiaries under the Indenture and now wishes to cause the New Subsidiaries to become Subsidiary Guarantors pursuant to Section 4.14 of the Indenture;

WHEREAS, in Section 1.01 of the Indenture, the term “Subsidiary Guarantors” is defined to include all Persons that become a Subsidiary Guarantor by the terms of the Indenture after the Closing Date; and

WHEREAS, Section 10.01 of the Indenture provides that each Subsidiary Guarantor shall be a guarantor of the Issuer’s obligations under the Notes, subject to the terms and conditions described in the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Subsidiary Guarantors, the New Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

8.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

9.
AMENDMENT TO GUARANTEE.  The New Subsidiaries hereby agree, jointly and severally with all other Subsidiary Guarantors, to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in the Indenture, and to be bound by, and to receive the benefit of, all other applicable provisions of the Indenture as Subsidiary Guarantors.  Such guarantee shall be evidenced by the New Subsidiaries’ execution of Subsidiary Guarantees, the form of which is attached as Exhibit E to the Indenture, and shall be effective as of the date hereof.

10.
NO RECOURSE AGAINST OTHERS.  No past, present or future director, officer, employee, partner, affiliate, beneficiary or stockholder of the New Subsidiaries, as such, shall have any liability for any obligations of the Issuer or any Subsidiary Guarantor under the Notes, any Guarantees, the Indenture or this Sixth Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of the Notes, by accepting and holding a Note, waives and releases all such liability.  Such waiver and release are part of the consideration for the issuance of the Notes.

11.	NEW YORK LAW TO GOVERN. The laws of the State of New York shall govern and be used to construe this Sixth Supplemental Indenture.

12.	COUNTERPARTS. The parties may sign any number of copies of this Sixth Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

13.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

14.
THE TRUSTEE.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Sixth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer, the Subsidiary Guarantors and the New Subsidiaries.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

OMEGA HEALTHCARE INVESTORS, INC.

By:	/s/ C. Taylor Pickett
Name: C. Taylor Pickett
Title: Chief Executive Officer and President

On behalf of each Subsidiary Guarantor, its sole member, general partner or trustee, named on the attached Schedule I

By:	/s/ C. Taylor Pickett
Name: C. Taylor Pickett
Title: Chief Executive Officer and President

On behalf of each of the New Subsidiaries, its sole member, named on the attached Schedule II

By:	/s/ C. Taylor Pickett
Name: C. Taylor Pickett
Title: Chief Executive Officer and President

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Paul L. Henderson
Name: Paul L. Henderson Title: Assistant Vice President

Schedule I

SUBSIDIARY GUARANTORS

Arizona Lessor - Infinia, Inc.
Baldwin Health Center, Inc.
Bayside Alabama Healthcare Second, Inc.
Bayside Arizona Healthcare Associates, Inc.
Bayside Arizona Healthcare Second, Inc.
Bayside Colorado Healthcare Associates, Inc.
Bayside Colorado Healthcare Second, Inc.
Bayside Indiana Healthcare Associates, Inc.
Bayside Street II, Inc.
Bayside Street, Inc.
Canton Health Care Land, Inc.
Carnegie Gardens LLC
Center Healthcare Associates, Inc.
Cherry Street - Skilled Nursing, Inc.
Colonial Gardens, LLC
Colorado Lessor - Conifer, Inc.
Copley Health Center, Inc.
CSE Anchorage LLC
CSE Blountville LLC
CSE Bolivar LLC
CSE Camden LLC
CSE Centennial Village
CSE Corpus North LLC
CSE Crane LLC
CSE Denver Iliff LLC
CSE Fairhaven LLC
CSE Huntingdon LLC
CSE Jacinto City LLC
CSE Jefferson City LLC
CSE Kerrville LLC
CSE Marianna Holdings LLC
CSE Memphis LLC
CSE Pennsylvania Holdings
CSE Ripley LLC
CSE Ripon LLC
CSE Spring Branch LLC
CSE Texarkana LLC
CSE The Village LLC
CSE West Point LLC
CSE Whitehouse LLC
CSE Williamsport LLC

Dallas - Skilled Nursing, Inc.
Delta Investors I, LLC
Delta Investors II, LLC
Desert Lane, LLC
Dixon Health Care Center, Inc.
Florida Lessor - Crystal Springs, Inc.
Florida Lessor - Emerald, Inc.
Florida Lessor - Lakeland, Inc.
Florida Lessor - Meadowview, Inc.
Florida Real Estate Company, LLC
Georgia Lessor - Bonterra/Parkview, Inc.
Greenbough, LLC
Hanover House, Inc.
Heritage Texarkana Healthcare Associates, Inc.
House of Hanover, Ltd.
Hutton I Land, Inc.
Hutton II Land, Inc.
Hutton III Land, Inc.
Indiana Lessor - Jeffersonville, Inc.
Indiana Lessor - Wellington Manor, Inc.
Jefferson Clark, Inc.
LAD I Real Estate Company, LLC
Lake Park - Skilled Nursing, Inc.
Leatherman 90-1, Inc.
Leatherman Partnership 89-1, Inc.
Leatherman Partnership 89-2, Inc.
Long Term Care - Michigan, Inc.
Long Term Care - North Carolina, Inc.
Long Term Care Associates - Illinois, Inc.
Long Term Care Associates - Indiana, Inc.
Long Term Care Associates - Texas, Inc.
Meridian Arms Land, Inc.
North Las Vegas LLC
NRS Ventures, L.L.C.
OHI (Connecticut), Inc.
OHI (Florida), Inc.
OHI (Illinois), Inc.
OHI (Indiana), Inc.
OHI (Iowa), Inc.
OHI (Kansas), Inc.
OHI Asset (CA), LLC
OHI Asset (CT) Lender, LLC
OHI Asset (FL), LLC
OHI Asset (ID), LLC
OHI Asset (IN), LLC
OHI Asset (LA), LLC

OHI Asset (MI), LLC
OHI Asset (MI/NC), LLC
OHI Asset (MO), LLC
OHI Asset (OH) Lender, LLC
OHI Asset (OH) New Philadelphia, LLC
OHI Asset (OH), LLC
OHI Asset (PA) Trust
OHI Asset (PA), LLC
OHI Asset (SMS) Lender, Inc.
OHI Asset (TX), LLC
OHI Asset CSE-E, LLC
OHI Asset CSE-U, LLC
OHI Asset Essex (OH), LLC
OHI Asset II (CA), LLC
OHI Asset II (PA) Trust
OHI Asset III (PA) Trust
OHI Asset, LLC
OHI of Kentucky, Inc.
OHI of Texas, Inc.
OHI Sunshine, Inc.
OHIMA, Inc.
Omega (Kansas), Inc.
Omega TRS I, Inc.
Orange Village Care Center, Inc.
OS Leasing Company
Panama City Nursing Center LLC
Parkview - Skilled Nursing, Inc.
Pavillion North Partners, Inc.
Pavillion North, LLP
Pavillion Nursing Center North, Inc.
Pine Texarkana Healthcare Associates, Inc.
Reunion Texarkana Healthcare Associates, Inc.
San Augustine Healthcare Associates, Inc.
Skilled Nursing - Gaston, Inc.
Skilled Nursing - Herrin, Inc.
Skilled Nursing - Hicksville, Inc.
Skilled Nursing - Paris, Inc.
Skyler Maitland LLC
South Athens Healthcare Associates, Inc.
St. Mary’s Properties, Inc.
Sterling Acquisition Corp.
Sterling Acquisition Corp. II
Suwanee, LLC
Texas Lessor - Stonegate GP, Inc.
Texas Lessor - Stonegate Limited, Inc.
Texas Lessor - Stonegate, L.P.

Texas Lessor - Treemont, Inc.
The Suburban Pavilion, Inc.
Washington Lessor - Silverdale, Inc.
Waxahachie Healthcare Associates, Inc.
West Athens Healthcare Associates, Inc.
Wilcare, LLC
OHI Asset (CO), LLC
OHI Asset (IL), LLC
OHI Asset IV (PA) Silver Lake Trust
OHI Asset II (FL), LLC
CSE Albany LLC
CSE Amarillo LLC
CSE Arden L.P.
CSE Augusta LLC
CSE Bedford LLC
CSE Cambridge LLC
CSE Cambridge Realty LLC
CSE Canton LLC
CSE Cedar Rapids LLC
CSE Chelmsford LLC
CSE Chesterton LLC
CSE Claremont LLC
CSE Denver LLC
CSE Douglas LLC
CSE Dumas LLC
CSE Elkton LLC
CSE Elkton Realty LLC
CSE Fort Wayne LLC
CSE Frankston LLC
CSE Georgetown LLC
CSE Green Bay LLC
CSE Hilliard LLC
CSE Huntsville LLC
CSE Indianapolis-Continental LLC
CSE Indianapolis-Greenbriar LLC
CSE Jefferson-Hillcrest Center LLC
CSE Jefferson-Jennings House LLC
CSE King L.P.
CSE Kingsport LLC
CSE Knightdale L.P.
CSE Lake City LLC
CSE Lake Worth LLC
CSE Lakewood LLC
CSE Las Vegas LLC
CSE Lawrenceburg LLC
CSE Lenoir L.P.

CSE Lexington Park LLC
CSE Lexington Park Realty LLC
CSE Ligonier LLC
CSE Live Oak LLC
CSE Logansport LLC
CSE Lowell LLC
CSE Mobile LLC
CSE Moore LLC
CSE North Carolina Holdings I LLC
CSE North Carolina Holdings II LLC
CSE Omro LLC
CSE Orange Park LLC
CSE Orlando-Pinar Terrace Manor LLC
CSE Orlando-Terra Vista Rehab LLC
CSE Piggott LLC
CSE Pilot Point LLC
CSE Ponca City LLC
CSE Port St. Lucie LLC
CSE Richmond LLC
CSE Safford LLC
CSE Salina LLC
CSE Seminole LLC
CSE Shawnee LLC
CSE Stillwater LLC
CSE Taylorsville LLC
CSE Texas City LLC
CSE Upland LLC
CSE Walnut Cove L.P.
CSE Winter Haven LLC
CSE Woodfin L.P.
CSE Yorktown LLC
CSE Casablanca Holdings LLC
CSE Casablanca Holdings II LLC
OHI Asset CSB LLC
OHI Asset (FL) Lender, LLC
OHI Asset (MD), LLC
OHI Asset HUD WO, LLC
OHI Asset HUD SF, LLC
OHI Asset (IN) Greensburg, LLC
OHI Asset (IN) Indianapolis, LLC
OHI Asset (IN) Wabash, LLC
OHI Asset (IN) Westfield, LLC

Schedule II

NEW SUBSIDIARIES

OHI Asset HUD CFG, LLC
1200 Ely Street Holdings Co. LLC
42235 County Road Holdings Co. LLC
2425 Teller Avenue, LLC
CFG 2115 Woodstock Place LLC
48 High Point Road, LLC

SEVENTH SUPPLEMENTAL INDENTURE
(Senior Notes due 2020)

THIS SEVENTH SUPPLEMENTAL INDENTURE (this “Seventh Supplemental Indenture”) is dated as of September 24, 2012, among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Issuer”), each of the SUBSIDIARY GUARANTORS listed on Schedule I hereto (collectively, the “Subsidiary Guarantors”), each of the companies listed on Schedule II hereto (collectively, the “New Subsidiaries”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuer and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of February 9, 2010 (as supplemented by that First Supplemental Indenture, dated June 23, 2010, that Second Supplemental Indenture, dated as of September 2, 2010, that Third Supplemental Indenture, dated as of January 13, 2011, that Fourth Supplemental Indenture, dated as of June 10, 2011, that Fifth Supplemental Indenture, dated as of July 2, 2012, and that Sixth Supplemental Indenture, dated as of August 9, 2012, the “Indenture”), providing for the issuance of the Issuer’s 7-1/2% Senior Notes due 2020 (the “Notes”);

WHEREAS, Section 9.01 of the Indenture authorizes the Issuer, the Subsidiary Guarantors and the Trustee, together, to amend or supplement the Indenture, without notice to or consent of any Holder of the Notes, for the purpose of making any change that would not materially adversely affect the rights of any Holder of the Notes;

WHEREAS, the Issuer has recently created the New Subsidiaries, which are required to become Subsidiary Guarantors pursuant to Section 4.14 of the Indenture;

WHEREAS, in Section 1.01 of the Indenture, the term “Subsidiary Guarantors” is defined to include all Persons that become a Subsidiary Guarantor by the terms of the Indenture after the Closing Date; and

WHEREAS, Section 10.01 of the Indenture provides that each Subsidiary Guarantor shall be a guarantor of the Issuer’s obligations under the Notes, subject to the terms and conditions described in the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Subsidiary Guarantors, the New Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

15.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

16.
AMENDMENT TO GUARANTEE.  The New Subsidiaries hereby agree, jointly and severally with all other Subsidiary Guarantors, to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in the Indenture, and to be bound by, and to receive the benefit of, all other applicable provisions of the Indenture as Subsidiary Guarantors.  Such guarantee shall be evidenced by the New Subsidiaries’ execution of Subsidiary Guarantees, the form of which is attached as Exhibit E to the Indenture, and shall be effective as of the date hereof.

17.
NO RECOURSE AGAINST OTHERS.  No past, present or future director, officer, employee, partner, affiliate, beneficiary or stockholder of the New Subsidiaries, as such, shall have any liability for any obligations of the Issuer or any Subsidiary Guarantor under the Notes, any Guarantees, the Indenture or this Seventh Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of the Notes, by accepting and holding a Note, waives and releases all such liability.  Such waiver and release are part of the consideration for the issuance of the Notes.

18.	NEW YORK LAW TO GOVERN. The laws of the State of New York shall govern and be used to construe this Seventh Supplemental Indenture.

19.	COUNTERPARTS. The parties may sign any number of copies of this Seventh Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

20.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

21.
THE TRUSTEE.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Seventh Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer, the Subsidiary Guarantors and the New Subsidiaries.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed and attested, all as of the date first above written.

OMEGA HEALTHCARE INVESTORS, INC.

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

On behalf of each Subsidiary Guarantor, its sole member, general partner or trustee, named on the attached Schedule I

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

On behalf of each of the New Subsidiaries, its sole member

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Paul L. Henderson
Name: Paul L. Henderson
Title: Assistant Vice President

Schedule I

SUBSIDIARY GUARANTORS

1200 Ely Street Holdings Co. LLC
42235 County Road Holdings Co. LLC
2425 Teller Avenue, LLC
48 High Point Road, LLC
Arizona Lessor - Infinia, Inc.
Baldwin Health Center, Inc.
Bayside Alabama Healthcare Second, Inc.
Bayside Arizona Healthcare Associates, Inc.
Bayside Arizona Healthcare Second, Inc.
Bayside Colorado Healthcare Associates, Inc.
Bayside Colorado Healthcare Second, Inc.
Bayside Indiana Healthcare Associates, Inc.
Bayside Street II, Inc.
Bayside Street, Inc.
Canton Health Care Land, Inc.
Carnegie Gardens LLC
Center Healthcare Associates, Inc.
CFG 2115 Woodstock Place LLC
Cherry Street - Skilled Nursing, Inc.
Colonial Gardens, LLC
Colorado Lessor - Conifer, Inc.
Copley Health Center, Inc.
CSE Anchorage LLC
CSE Blountville LLC
CSE Bolivar LLC
CSE Camden LLC
CSE Centennial Village
CSE Corpus North LLC
CSE Crane LLC
CSE Denver Iliff LLC
CSE Fairhaven LLC
CSE Huntingdon LLC
CSE Jacinto City LLC
CSE Jefferson City LLC
CSE Kerrville LLC
CSE Marianna Holdings LLC
CSE Memphis LLC
CSE Pennsylvania Holdings
CSE Ripley LLC
CSE Ripon LLC
CSE Spring Branch LLC
CSE Texarkana LLC

CSE The Village LLC
CSE West Point LLC
CSE Whitehouse LLC
CSE Williamsport LLC
Dallas - Skilled Nursing, Inc.
Delta Investors I, LLC
Delta Investors II, LLC
Desert Lane, LLC
Dixon Health Care Center, Inc.
Florida Lessor - Crystal Springs, Inc.
Florida Lessor - Emerald, Inc.
Florida Lessor - Lakeland, Inc.
Florida Lessor - Meadowview, Inc.
Florida Real Estate Company, LLC
Georgia Lessor - Bonterra/Parkview, Inc.
Greenbough, LLC
Hanover House, Inc.
Heritage Texarkana Healthcare Associates, Inc.
House of Hanover, Ltd.
Hutton I Land, Inc.
Hutton II Land, Inc.
Hutton III Land, Inc.
Indiana Lessor - Jeffersonville, Inc.
Indiana Lessor - Wellington Manor, Inc.
Jefferson Clark, Inc.
LAD I Real Estate Company, LLC
Lake Park - Skilled Nursing, Inc.
Leatherman 90-1, Inc.
Leatherman Partnership 89-1, Inc.
Leatherman Partnership 89-2, Inc.
Long Term Care - Michigan, Inc.
Long Term Care - North Carolina, Inc.
Long Term Care Associates - Illinois, Inc.
Long Term Care Associates - Indiana, Inc.
Long Term Care Associates - Texas, Inc.
Meridian Arms Land, Inc.
North Las Vegas LLC
NRS Ventures, L.L.C.
OHI (Connecticut), Inc.
OHI (Florida), Inc.
OHI (Illinois), Inc.
OHI (Indiana), Inc.
OHI (Iowa), Inc.
OHI (Kansas), Inc.
OHI Asset (CA), LLC
OHI Asset (CT) Lender, LLC

OHI Asset (FL), LLC
OHI Asset (ID), LLC
OHI Asset (IN), LLC
OHI Asset (LA), LLC
OHI Asset (MI), LLC
OHI Asset (MI/NC), LLC
OHI Asset (MO), LLC
OHI Asset (OH) Lender, LLC
OHI Asset (OH) New Philadelphia, LLC
OHI Asset (OH), LLC
OHI Asset (PA) Trust
OHI Asset (PA), LLC
OHI Asset (SMS) Lender, Inc.
OHI Asset (TX), LLC
OHI Asset CSE-E, LLC
OHI Asset CSE-U, LLC
OHI Asset Essex (OH), LLC
OHI Asset II (CA), LLC
OHI Asset II (PA) Trust
OHI Asset III (PA) Trust
OHI Asset, LLC
OHI of Kentucky, Inc.
OHI of Texas, Inc.
OHI Sunshine, Inc.
OHIMA, Inc.
Omega (Kansas), Inc.
Omega TRS I, Inc.
Orange Village Care Center, Inc.
OS Leasing Company
Panama City Nursing Center LLC
Parkview - Skilled Nursing, Inc.
Pavillion North Partners, Inc.
Pavillion North, LLP
Pavillion Nursing Center North, Inc.
Pine Texarkana Healthcare Associates, Inc.
Reunion Texarkana Healthcare Associates, Inc.
San Augustine Healthcare Associates, Inc.
Skilled Nursing - Gaston, Inc.
Skilled Nursing - Herrin, Inc.
Skilled Nursing - Hicksville, Inc.
Skilled Nursing - Paris, Inc.
Skyler Maitland LLC
South Athens Healthcare Associates, Inc.
St. Mary’s Properties, Inc.
Sterling Acquisition Corp.
Sterling Acquisition Corp. II

Suwanee, LLC
Texas Lessor - Stonegate GP, Inc.
Texas Lessor - Stonegate Limited, Inc.
Texas Lessor - Stonegate, L.P.
Texas Lessor - Treemont, Inc.
The Suburban Pavilion, Inc.
Washington Lessor - Silverdale, Inc.
Waxahachie Healthcare Associates, Inc.
West Athens Healthcare Associates, Inc.
Wilcare, LLC
OHI Asset (CO), LLC
OHI Asset (IL), LLC
OHI Asset IV (PA) Silver Lake Trust
OHI Asset II (FL), LLC
CSE Albany LLC
CSE Amarillo LLC
CSE Arden L.P.
CSE Augusta LLC
CSE Bedford LLC
CSE Cambridge LLC
CSE Cambridge Realty LLC
CSE Canton LLC
CSE Cedar Rapids LLC
CSE Chelmsford LLC
CSE Chesterton LLC
CSE Claremont LLC
CSE Denver LLC
CSE Douglas LLC
CSE Dumas LLC
CSE Elkton LLC
CSE Elkton Realty LLC
CSE Fort Wayne LLC
CSE Frankston LLC
CSE Georgetown LLC
CSE Green Bay LLC
CSE Hilliard LLC
CSE Huntsville LLC
CSE Indianapolis-Continental LLC
CSE Indianapolis-Greenbriar LLC
CSE Jefferson-Hillcrest Center LLC
CSE Jefferson-Jennings House LLC
CSE King L.P.
CSE Kingsport LLC
CSE Knightdale L.P.
CSE Lake City LLC
CSE Lake Worth LLC

CSE Lakewood LLC
CSE Las Vegas LLC
CSE Lawrenceburg LLC
CSE Lenoir L.P.
CSE Lexington Park LLC
CSE Lexington Park Realty LLC
CSE Ligonier LLC
CSE Live Oak LLC
CSE Logansport LLC
CSE Lowell LLC
CSE Mobile LLC
CSE Moore LLC
CSE North Carolina Holdings I LLC
CSE North Carolina Holdings II LLC
CSE Omro LLC
CSE Orange Park LLC
CSE Orlando-Pinar Terrace Manor LLC
CSE Orlando-Terra Vista Rehab LLC
CSE Piggott LLC
CSE Pilot Point LLC
CSE Ponca City LLC
CSE Port St. Lucie LLC
CSE Richmond LLC
CSE Safford LLC
CSE Salina LLC
CSE Seminole LLC
CSE Shawnee LLC
CSE Stillwater LLC
CSE Taylorsville LLC
CSE Texas City LLC
CSE Upland LLC
CSE Walnut Cove L.P.
CSE Winter Haven LLC
CSE Woodfin L.P.
CSE Yorktown LLC
CSE Casablanca Holdings LLC
CSE Casablanca Holdings II LLC
OHI Asset CSB LLC
OHI Asset (FL) Lender, LLC
OHI Asset (MD), LLC
OHI Asset HUD CFG, LLC
OHI Asset HUD WO, LLC
OHI Asset HUD SF, LLC
OHI Asset (IN) Greensburg, LLC
OHI Asset (IN) Indianapolis, LLC
OHI Asset (IN) Wabash, LLC
OHI Asset (IN) Westfield, LLC

Schedule II

NEW SUBSIDIARIES

OHI Asset (IN) American Village, LLC
OHI Asset (IN) Beech Grove, LLC
OHI Asset (IN) Eagle Valley, LLC
OHI Asset (IN) Anderson, LLC
OHI Asset (IN) Forest Creek, LLC
OHI Asset (IN) Franklin, LLC
OHI Asset (IN) Fort Wayne, LLC
OHI Asset (IN) Monticello, LLC
OHI Asset (IN) Kokomo, LLC
OHI Asset (IN) Elkhart, LLC
OHI Asset (IN) Clarksville, LLC
OHI Asset (IN) Noblesville, LLC
OHI Asset (IN) Rosewalk, LLC
OHI Asset (IN) Lafayette, LLC
OHI Asset (IN) Spring Mill, LLC
OHI Asset (IN) Terre Haute, LLC
OHI Asset (IN) Zionsville, LLC

EIGHTH SUPPLEMENTAL INDENTURE
(Senior Notes due 2020)

THIS EIGHTH SUPPLEMENTAL INDENTURE (this “Eighth Supplemental Indenture”) is effective as of December 31, 2012, among OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation (the “Issuer”), each of the SUBSIDIARY GUARANTORS listed on Schedule I hereto (collectively, the “Subsidiary Guarantors”), each of the companies listed on Schedule II hereto (collectively, the “New Subsidiaries”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuer and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an Indenture, dated as of February 9, 2010 (as supplemented by that First Supplemental Indenture, dated June 23, 2010, that Second Supplemental Indenture, dated as of September 2, 2010, that Third Supplemental Indenture, dated as of January 13, 2011, that Fourth Supplemental Indenture, dated as of June 10, 2011, that Fifth Supplemental Indenture, dated as of July 2, 2012, that Sixth Supplemental Indenture, dated as of August 9, 2012, and that Seventh Supplemental Indenture, dated as of September 24, 2012, the “Indenture”), providing for the issuance of the Issuer’s 7-1/2% Senior Notes due 2020 (the “Notes”);

WHEREAS, Section 9.01 of the Indenture authorizes the Issuer, the Subsidiary Guarantors and the Trustee, together, to amend or supplement the Indenture, without notice to or consent of any Holder of the Notes, for the purpose of making any change that would not materially adversely affect the rights of any Holder of the Notes;

WHEREAS, the Issuer has recently created the New Subsidiaries, which are required to become Subsidiary Guarantors pursuant to Section 4.14 of the Indenture;

WHEREAS, in Section 1.01 of the Indenture, the term “Subsidiary Guarantors” is defined to include all Persons that become a Subsidiary Guarantor by the terms of the Indenture after the Closing Date; and

WHEREAS, Section 10.01 of the Indenture provides that each Subsidiary Guarantor shall be a guarantor of the Issuer’s obligations under the Notes, subject to the terms and conditions described in the Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Subsidiary Guarantors, the New Subsidiaries and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

22.	CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

23.
AMENDMENT TO GUARANTEE.  The New Subsidiaries hereby agree, jointly and severally with all other Subsidiary Guarantors, to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in the Indenture, and to be bound by, and to receive the benefit of, all other applicable provisions of the Indenture as Subsidiary Guarantors.  Such guarantee shall be evidenced by the New Subsidiaries’ execution of Subsidiary Guarantees, the form of which is attached as Exhibit E to the Indenture, and shall be effective as of the date hereof.

24.
NO RECOURSE AGAINST OTHERS.  No past, present or future director, officer, employee, partner, affiliate, beneficiary or stockholder of the New Subsidiaries, as such, shall have any liability for any obligations of the Issuer or any Subsidiary Guarantor under the Notes, any Guarantees, the Indenture or this Eighth Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation.  Each Holder of the Notes, by accepting and holding a Note, waives and releases all such liability.  Such waiver and release are part of the consideration for the issuance of the Notes.

25.	NEW YORK LAW TO GOVERN. The laws of the State of New York shall govern and be used to construe this Eighth Supplemental Indenture.

26.	COUNTERPARTS. The parties may sign any number of copies of this Eighth Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

27.	EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

28.
THE TRUSTEE.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Eighth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer, the Subsidiary Guarantors and the New Subsidiaries.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed and attested, all as of the date first above written.

OMEGA HEALTHCARE INVESTORS, INC.

By:	/s/ Robert O. Stephenson
Name: Robert O. Stephenson
Title: Chief Financial Officer and Treasurer
Executed on: February 15, 2013

On behalf of each Subsidiary Guarantor, its sole member, general partner or trustee, named on the attached Schedule I

By:	/s/ Daniel J. Booth
Name: Daniel J. Booth
Title: Chief Operating Officer and Secretary
Executed on: February 15, 2013

On behalf of each of the New Subsidiaries, its sole member

By:	/s/ Daniel J. Booth
Name: Daniel J. Booth
Title: Chief Operating Officer and Secretary
Executed on: February 15, 2013

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Dave Ferrell
Name: Dave Ferrell
Title: Vice President
Executed on: February 15, 2013

Schedule I

SUBSIDIARY GUARANTORS

1200 Ely Street Holdings Co. LLC
42235 County Road Holdings Co. LLC
2425 Teller Avenue, LLC
48 High Point Road, LLC
Arizona Lessor - Infinia, Inc.
Baldwin Health Center, Inc.
Bayside Alabama Healthcare Second, Inc.
Bayside Arizona Healthcare Associates, Inc.
Bayside Arizona Healthcare Second, Inc.
Bayside Colorado Healthcare Associates, Inc.
Bayside Colorado Healthcare Second, Inc.
Bayside Indiana Healthcare Associates, Inc.
Bayside Street II, Inc.
Bayside Street, Inc.
Canton Health Care Land, Inc.
Carnegie Gardens LLC
Center Healthcare Associates, Inc.
CFG 2115 Woodstock Place LLC
Cherry Street - Skilled Nursing, Inc.
Colonial Gardens, LLC
Colorado Lessor - Conifer, Inc.
Copley Health Center, Inc.
CSE Anchorage LLC
CSE Blountville LLC
CSE Bolivar LLC
CSE Camden LLC
CSE Centennial Village
CSE Corpus North LLC
CSE Crane LLC
CSE Denver Iliff LLC
CSE Fairhaven LLC
CSE Huntingdon LLC
CSE Jacinto City LLC
CSE Jefferson City LLC
CSE Kerrville LLC
CSE Marianna Holdings LLC
CSE Memphis LLC
CSE Pennsylvania Holdings
CSE Ripley LLC
CSE Ripon LLC
CSE Spring Branch LLC
CSE Texarkana LLC

CSE The Village LLC
CSE West Point LLC
CSE Whitehouse LLC
CSE Williamsport LLC
Dallas - Skilled Nursing, Inc.
Delta Investors I, LLC
Delta Investors II, LLC
Desert Lane, LLC
Dixon Health Care Center, Inc.
Florida Lessor - Crystal Springs, Inc.
Florida Lessor - Emerald, Inc.
Florida Lessor - Lakeland, Inc.
Florida Lessor - Meadowview, Inc.
Florida Real Estate Company, LLC
Georgia Lessor - Bonterra/Parkview, Inc.
Greenbough, LLC
Hanover House, Inc.
Heritage Texarkana Healthcare Associates, Inc.
House of Hanover, Ltd.
Hutton I Land, Inc.
Hutton II Land, Inc.
Hutton III Land, Inc.
Indiana Lessor - Jeffersonville, Inc.
Indiana Lessor - Wellington Manor, Inc.
Jefferson Clark, Inc.
LAD I Real Estate Company, LLC
Lake Park - Skilled Nursing, Inc.
Leatherman 90-1, Inc.
Leatherman Partnership 89-1, Inc.
Leatherman Partnership 89-2, Inc.
Long Term Care - Michigan, Inc.
Long Term Care - North Carolina, Inc.
Long Term Care Associates - Illinois, Inc.
Long Term Care Associates - Indiana, Inc.
Long Term Care Associates - Texas, Inc.
Meridian Arms Land, Inc.
North Las Vegas LLC
NRS Ventures, L.L.C.
OHI (Connecticut), Inc.
OHI (Florida), Inc.
OHI (Illinois), Inc.
OHI (Indiana), Inc.
OHI (Iowa), Inc.
OHI (Kansas), Inc.
OHI Asset (CA), LLC
OHI Asset (CT) Lender, LLC

OHI Asset (FL), LLC
OHI Asset (ID), LLC
OHI Asset (IN), LLC
OHI Asset (LA), LLC
OHI Asset (MI), LLC
OHI Asset (MI/NC), LLC
OHI Asset (MO), LLC
OHI Asset (OH) Lender, LLC
OHI Asset (OH) New Philadelphia, LLC
OHI Asset (OH), LLC
OHI Asset (PA) Trust
OHI Asset (PA), LLC
OHI Asset (SMS) Lender, Inc.
OHI Asset (TX), LLC
OHI Asset CSE-E, LLC
OHI Asset CSE-U, LLC
OHI Asset Essex (OH), LLC
OHI Asset II (CA), LLC
OHI Asset II (PA) Trust
OHI Asset III (PA) Trust
OHI Asset, LLC
OHI of Kentucky, Inc.
OHI of Texas, Inc.
OHI Sunshine, Inc.
OHIMA, Inc.
Omega (Kansas), Inc.
Omega TRS I, Inc.
Orange Village Care Center, Inc.
OS Leasing Company
Panama City Nursing Center LLC
Parkview - Skilled Nursing, Inc.
Pavillion North Partners, Inc.
Pavillion North, LLP
Pavillion Nursing Center North, Inc.
Pine Texarkana Healthcare Associates, Inc.
Reunion Texarkana Healthcare Associates, Inc.
San Augustine Healthcare Associates, Inc.
Skilled Nursing - Gaston, Inc.
Skilled Nursing - Herrin, Inc.
Skilled Nursing - Hicksville, Inc.
Skilled Nursing - Paris, Inc.
Skyler Maitland LLC
South Athens Healthcare Associates, Inc.
St. Mary’s Properties, Inc.
Sterling Acquisition Corp.
Sterling Acquisition Corp. II

Suwanee, LLC
Texas Lessor - Stonegate GP, Inc.
Texas Lessor - Stonegate Limited, Inc.
Texas Lessor - Stonegate, L.P.
Texas Lessor - Treemont, Inc.
The Suburban Pavilion, Inc.
Washington Lessor - Silverdale, Inc.
Waxahachie Healthcare Associates, Inc.
West Athens Healthcare Associates, Inc.
Wilcare, LLC
OHI Asset (CO), LLC
OHI Asset (IL), LLC
OHI Asset IV (PA) Silver Lake Trust
OHI Asset II (FL), LLC
CSE Albany LLC
CSE Amarillo LLC
CSE Arden L.P.
CSE Augusta LLC
CSE Bedford LLC
CSE Cambridge LLC
CSE Cambridge Realty LLC
CSE Canton LLC
CSE Cedar Rapids LLC
CSE Chelmsford LLC
CSE Chesterton LLC
CSE Claremont LLC
CSE Denver LLC
CSE Douglas LLC
CSE Dumas LLC
CSE Elkton LLC
CSE Elkton Realty LLC
CSE Fort Wayne LLC
CSE Frankston LLC
CSE Georgetown LLC
CSE Green Bay LLC
CSE Hilliard LLC
CSE Huntsville LLC
CSE Indianapolis-Continental LLC
CSE Indianapolis-Greenbriar LLC
CSE Jefferson-Hillcrest Center LLC
CSE Jefferson-Jennings House LLC
CSE King L.P.
CSE Kingsport LLC
CSE Knightdale L.P.
CSE Lake City LLC
CSE Lake Worth LLC

CSE Lakewood LLC
CSE Las Vegas LLC
CSE Lawrenceburg LLC
CSE Lenoir L.P.
CSE Lexington Park LLC
CSE Lexington Park Realty LLC
CSE Ligonier LLC
CSE Live Oak LLC
CSE Logansport LLC
CSE Lowell LLC
CSE Mobile LLC
CSE Moore LLC
CSE North Carolina Holdings I LLC
CSE North Carolina Holdings II LLC
CSE Omro LLC
CSE Orange Park LLC
CSE Orlando-Pinar Terrace Manor LLC
CSE Orlando-Terra Vista Rehab LLC
CSE Piggott LLC
CSE Pilot Point LLC
CSE Ponca City LLC
CSE Port St. Lucie LLC
CSE Richmond LLC
CSE Safford LLC
CSE Salina LLC
CSE Seminole LLC
CSE Shawnee LLC
CSE Stillwater LLC
CSE Taylorsville LLC
CSE Texas City LLC
CSE Upland LLC
CSE Walnut Cove L.P.
CSE Winter Haven LLC
CSE Woodfin L.P.
CSE Yorktown LLC
CSE Casablanca Holdings LLC
CSE Casablanca Holdings II LLC
OHI Asset CSB LLC
OHI Asset (FL) Lender, LLC
OHI Asset (MD), LLC
OHI Asset HUD CFG, LLC
OHI Asset HUD WO, LLC
OHI Asset HUD SF, LLC
OHI Asset (IN) Greensburg, LLC
OHI Asset (IN) Indianapolis, LLC
OHI Asset (IN) Wabash, LLC

OHI Asset (IN) Westfield, LLC
OHI Asset (IN) American Village, LLC
OHI Asset (IN) Beech Grove, LLC
OHI Asset (IN) Eagle Valley, LLC
OHI Asset (IN) Anderson, LLC
OHI Asset (IN) Forest Creek, LLC
OHI Asset (IN) Franklin, LLC
OHI Asset (IN) Fort Wayne, LLC
OHI Asset (IN) Monticello, LLC
OHI Asset (IN) Kokomo, LLC
OHI Asset (IN) Elkhart, LLC
OHI Asset (IN) Clarksville, LLC
OHI Asset (IN) Noblesville, LLC
OHI Asset (IN) Rosewalk, LLC
OHI Asset (IN) Lafayette, LLC
OHI Asset (IN) Spring Mill, LLC
OHI Asset (IN) Terre Haute, LLC
OHI Asset (IN) Zionsville, LLC

Schedule II

NEW SUBSIDIARIES

OHI Asset (TX) Hondo, LLC
OHI Asset HUD SF CA, LLC
13922 Cerise Avenue, LLC
245 East Wilshire Avenue, LLC
3806 Clayton Road, LLC
637 East Romie Lane, LLC
523 Hayes Lane, LLC
OHI Asset (MI) Heather Hills, LLC
Encanto Senior Care, LLC
OHI Asset (IN) Crown Point, LLC
OHI Asset (IN) Madison, LLC